Exhibit 10.1

January 10, 2023

Via Electronic Mail

Greenidge Generation Holdings Inc., Greenidge Generation LLC,
GTX Gen 1 Collateral LLC, GNY Collateral LLC,
GSC Collateral LLC,
135 Rennell Drive, 3rd Floor Fairfield, CT 06890 Attention: Robert Loughran

Re: Limited Waiver of Loan Documents

Ladies and Gentlemen:

Reference is hereby made to (i) that certain Master Equipment Finance Agreement, dated as of May 25, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Generation MEFA”), by and between Greenidge Generation LLC, a New York limited liability company (“Generation Borrower”) and NYDIG ABL, LLC (f/k/a Arctos Credit, LLC) (“NYDIG” and together with its Affiliates the “Lender Parties”) and the following schedules entered into pursuant to the MEFA: Schedule 1, dated as of May 25, 2021 (“Schedule 1”), Schedule 2, dated as of May 25, 2021 (“Schedule 2”), Schedule 3, dated as of May 25, 2021 (“Schedule 3”) and Schedule 4, dated as of May 25, 2021 (“Schedule 4”, and together with Schedule 1, Schedule 2 and Schedule 3, the “Generation Schedules”, and the Generation Schedules, together with Generation MEFA, all related Acceptance Certificates and Other Agreements and any other document entered into in connection therewith, the “Generation Loan Documents”) and (ii) that certain Master Equipment Finance Agreement, dated as of March 21, 2022 (as amended, restated, amended and restated, supplemented, or otherwise modified prior to the date hereof, the “GNY MEFA”, together with the Generation MEFA, the “MEFAs” and each, a “MEFA”) by, among others, GTX Gen 1 Collateral LLC, a Delaware limited liability company (“GTX”), GNY Collateral LLC, a Delaware limited liability company (“GNY”), GSC Collateral LLC, Delaware limited liability company (“GSC” and, together with GTX and GNY, the “GNY Borrowers”), Greenidge Generation Holdings, Inc., a Delaware corporation, as guarantor (“Parent”, together with the Generation Borrower and the GNY Borrowers, the “Loan Parties”), and NYDIG, as Lender, and the following schedules entered into pursuant to the GNY MEFA: Loan Schedule No. 2 to the GNY MEFA, Loan Schedule No. 3 to the GNY MEFA, Loan Schedule No. 4 to the GNY MEFA, Loan Schedule No. 5 to the GNY MEFA, Loan Schedule No. 6 to the GNY MEFA, Loan Schedule No. 7 to the GNY MEFA and Loan Schedule No. 8 to the GNY MEFA, each dated March 21, 2022 (each as amended, restated, amended and restated, supplemented, or otherwise modified prior to the date hereof, collectively the “GNY Schedules”, together with the Generation Schedules, the “Schedules”, and together with the GNY MEFA, all related Acceptance Certificates and Other Agreements and any other document entered into in connection therewith, the “GNY Loan Documents” and, together with the Generation Loan Documents, the “Loan Documents”), each between Lender, the Borrowers and Parent.

Pursuant to the Generation Loan Documents, each Payment due under the Generation Loan Documents shall be due and payable on the 25th of each calendar month (each such date a “Generation Payment Date”), as set forth under the heading “Summary of Payment Terms” in each Generation Schedule. The Generation Borrower and Lender Parties desire to amend the Generation Payment Date occurring during the calendar month of December 2022 (the “December Payment Date”) on the terms and conditions set forth herein. For the avoidance of doubt, nothing in this letter agreement shall be deemed to amend (or otherwise extend or waive) any Generation

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Payment Date other than the December Payment Date.

Pursuant to the GNY Loan Documents, each Payment due under the GNY Loan Documents shall be due and payable on the 10th of each calendar month (each such date a “GNY Payment Date”), as set forth under the heading “Summary of Payment and Other Applicable Terms” in each GNY Schedule. The GNY Borrowers and Lender Parties desire to amend the GNY Payment Date occurring during the calendar month of January 2023 (the “January Payment Date”) on the terms and conditions set forth herein. For the avoidance of doubt, nothing in this letter agreement shall be deemed to amend (or otherwise extend or waive) any GNY Payment Date other than the January Payment Date.

1.Limited Waiver of the Loan Documents.

NYDIG hereby agrees that failure to make the scheduled payment of principal and interest with respect to any or all of the Generation Schedules on the December Payment Date shall not constitute a default or Event of Default under the Generation MEFA unless:

(i)all amounts due on the December Payment Date shall not have been paid in full in cash on or prior to January 20, 2023; or
(ii)prior to January 20, 2023, an Event of Default under Section 11(g) of the Generation MEFA shall occur.

NYDIG hereby agrees that failure to make the scheduled payment of principal and interest with respect to any or all of the GNY Schedules on the January Payment Date shall not constitute a default or Event of Default under the GNY MEFA unless:

(iii)all amounts due on the January Payment Date shall not have been paid in full in cash on or prior to January 20, 2023; or
(iv)prior to January 20, 2023, an Event of Default under Section 9(a)(vii), (ix) or (x) of the GNY MEFA shall occur.

Upon the occurrence of the events in (x) either clause (i) or (ii) above, the limited waiver in this Section 1 with respect to the Generation MEFA and the Generation Schedules shall be of no further force and effect, and NYDIG shall be entitled to exercise all rights and remedies in accordance with the terms of the Generation MEFA, including the accruing of default interest pursuant to Section 12(i) of the Generation MEFA from the December Payment Date or (y) either clause (iii) or (iv) above, the limited waiver in this Section 1 with respect to the GNY MEFA and the GNY Schedules shall be of no further force and effect, and NYDIG shall be entitled to exercise all rights and remedies in accordance with the terms of the GNY MEFA, including the accruing of default interest pursuant to Section 3(d) of the GNY MEFA from the January Payment Date.

2.Reaffirmation of Obligations; Reaffirmation of Loan Documents.

Each of the Loan Parties hereby, immediately after giving effect to amendments, supplements and modifications contained herein, confirms (i) its Obligations under each Loan Document, in each case as amended, restated, supplemented or modified immediately after giving effect to this Letter, (ii) that its Obligations as amended, restated, supplemented or modified hereby under each MEFA and the other Loan Documents are entitled to the benefits of the grants of security interests, pledges and guarantees, as applicable, set forth in the Loan Documents, in each case, as amended, restated, supplemented or modified immediately after giving effect to this Letter; (iii) that its Obligations under each MEFA and the other Loan Documents immediately after giving effect to this Letter constitute Obligations and that the Obligations shall remain in full force and effect (except as such Obligations have been expressly amended, restated, supplemented, or otherwise modified hereby), (iv) that such Obligations shall continue to be entitled to the benefits of the grant set forth in the Loan Documents, as

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amended, restated, supplemented or otherwise modified hereby and (v) that pursuant to the terms of Section 3(d) of the Generation MEFA and Section 5(a) of the GNY MEFA, NYDIG has a first priority security interest in the “Collateral” (as defined in each respective MEFA).

3.Release.

In consideration of the foregoing, each Loan Party, for itself and for its past, present and future successors in title, representatives, assignees, agents, officers and directors, does hereby and shall be deemed to have forever remised, released and discharged Lender Parties and any of their successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom the Lender Parties would be liable if such persons or entities were found to be liable to the Loan Parties or any of their Affiliates, or any of them (collectively hereinafter the “Released Parties”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including without limitation those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Released Parties, whether held in a personal or representative capacity, and which are based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Letter or the Loan Documents, and the transactions contemplated hereby and thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing.

4.No Actions, Claims, Etc.

Each Loan Party acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages or liabilities of whatever kind or nature, in law or in equity, against Lender arising from any action or failure of the Lender Parties to act under this Letter or any other Loan Document on or prior to the date hereof, or of any offset right, counterclaim or defense of any kind against any of its respective obligations, indebtedness or liabilities to the Lender Parties under this Letter or any other Loan Document. Each Loan Party unconditionally releases, waives and forever discharges on its own behalf and on behalf of each of its subsidiaries and Affiliates (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Lender Parties to the Loan Parties, except the obligations required to be performed by the Lender Parties or agents under the Loan Documents on or after the date hereof and (ii) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which a Loan Party might otherwise have against the Lender Parties in connection with this Letter or the other Loan Documents or the transactions contemplated thereby, in the case of each of clauses (i) and (ii), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

5.Costs and Expenses; No Fiduciary Duty.

The Loan Parties shall promptly pay all reasonable invoiced fees, costs and expenses of the Lender Parties incurred in connection with the preparation, execution and delivery, administration, interpretation and enforcement of this Letter, the MEFAs and the other Loan Documents and all other agreements, instruments and

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documents relating to this transaction, the consummation of the transactions contemplated by all such documents, the preservation of all rights of the Lender Parties, the negotiation, preparation, execution and delivery of any amendment, modification or supplement of or to, or any consent or waiver under, any such document (or any such instrument that is proposed but not executed and delivered) and with any claim or action threatened, made or brought against the Lender Parties arising out of or relating to any extent to this Letter, the MEFAs, the other Loan Documents or the transactions contemplated hereby or thereby (other than to the extent it has been found by a final, non-appealable judgment of a court that any such loss, claim, damage or liability results from the willful misconduct or gross negligence of the Lender Parties in connection therewith). In no event shall the Lender Parties, their affiliates, or any of their respective officers, directors, employees, affiliates, advisors, consultants and agents have any liability for any indirect, consequential or punitive damages in connection with or as a result of such parties’ activities related to this Letter or the Loan Documents. Notwithstanding the foregoing or anything contained in the MEFAs or other Loan Documents to the contrary, the Lender Parties do not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any other secured party other than as expressly set forth herein and in the other Loan Documents. Each Loan Party acknowledges that before execution and delivery of this Letter, the Lender Parties have no obligation to negotiate with the Loan Parties or any other person or entity concerning anything contained in this Letter. Each Loan Party agrees on its own behalf and on behalf of its directors, officers, employees, lawyers, advisors and consultants of the Loan Parties and their Affiliates that the Lender’s execution of this Agreement does not create any such obligation and that each such Person has made its own decisions regarding all of its operations and its incurrence and payment of all third-party debt and all other payments.

6.Construction.

This Letter and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Letter nor any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Letter or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Letter and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. THE PARTIES HERETO ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED BY LEGAL COUNSEL OF THEIR OWN CHOOSING IN NEGOTIATIONS FOR AND PREPARATION OF THIS LETTER AND ALL OTHER AGREEMENTS AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THAT EACH OF THEM HAS READ THE SAME AND HAD THEIR CONTENTS FULLY EXPLAINED BY SUCH COUNSEL AND IS FULLY AWARE OF THEIR CONTENTS AND LEGAL EFFECT.

7.Reference to and Effect on the MEFAs and the Other Loan Documents.

On and after the date hereof, (i) this Letter is an “Other Agreement” and (ii) each reference in the MEFAs, the Schedules or Other Agreements of “the MEFA”, “the Schedule”, “Other Agreements”, “hereunder”, “hereof”, “thereunder”, “thereof” or words of like import referring to the foregoing, shall mean and be a reference to the MEFAs, the Schedules or the Other Agreements, as amended by this Letter. The execution, delivery and effectiveness of this Letter shall not, except as expressly provided herein, operate as a waiver or novation of any Loan Document or of any right, power or remedy of Lender under any Loan Document, nor, except as expressly provided herein, constitute a waiver or novation of any provision of any of the Loan Documents.

8.Miscellaneous.

This Letter shall have no effect unless fully executed by both parties hereto. The provisions of Section 19 (Miscellaneous), Section 20 (Counterparts; Chattel Paper) and Section 21 (Governing Law, Jurisdiction, Jury Trial Waiver) of the Generation MEFA shall be incorporated by reference and shall apply into this Letter, mutatis

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mutandis, as if set out in full in this Letter.
[Signature page follows]

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DocuSign Envelope ID: 4F976C7C-861A-4EFD-A50D-DBAE9024A399

Very truly yours,

NYDIG ABL LLC, as Lender

By:      Name: Trevor Smyth
Title: Head of Structured Financing

[Signature Page to Limited Waiver]

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Exhibit 10.1
DocuSign Envelope ID: 77EBDDF0-AC0D-4A0C-884C-F5A0FEBBCF32

ACKNOWLEDGED AND AGREED BY: GREENIDGE GENERATION LLC, as a Borrower
By:      Name: David Anderson
Title: Chief Executive Officer

GTX GEN 1 COLLATERAL LLC, as a Borrower

By:      Name: David Anderson
Title: Chief Executive Officer

GNY COLLATERAL LLC, as a Borrower

By:      Name: David Anderson
Title: Chief Executive Officer

GSC COLLATERAL LLC, as a Borrower

By:      Name: David Anderson
Title: Chief Executive Officer

GREENIDGE GENERATION HOLDINGS INC., as Parent

By:      Name: David Anderson
Title: Chief Executive Officer

[Signature Page to Limited Waiver]